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                                                                     EXHIBIT 1.1

                                4,000,000 SHARES

                           BARRIER THERAPEUTICS, INC.

                    COMMON STOCK, PAR VALUE $0.0001 PER SHARE

                             UNDERWRITING AGREEMENT

                               FEBRUARY ___, 2005



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                                                              February ___, 2005

Morgan Stanley & Co. Incorporated
Pacific Growth Equities, LLC
J.P. Morgan Securities Inc.
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York 10036

Dear Sirs and Mesdames:

      BARRIER THERAPEUTICS, INC., a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "UNDERWRITERS") and certain stockholders of the Company (the "SELLING STOCKHOLDERS") named in Schedule II hereto severally propose to sell to the several Underwriters, an aggregate of 4,000,000 shares of the common stock, par value $0.0001 per share of the Company (the "FIRM SHARES"), of which 2,000,000 Firm Shares are to be sold by the Company and 2,000,000 Firm Shares are to be sold by the Selling Stockholders, each selling the number of shares set forth opposite such Selling Stockholder's name in Schedule II hereto.

      The Company also proposes to issue and sell to the several Underwriters not more than an additional 600,000 shares of common stock, par value $0.0001 per share, of the Company (the "ADDITIONAL SHARES") if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES." The shares of common stock, par value $0.0001 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK." The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the "SELLERS."

      The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-1 (File No. 333-122261), including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "PROSPECTUS." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to



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the term "Registration Statement" shall be deemed to include such Rule 462
Registration Statement.

            1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

            (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company's knowledge, threatened by the Commission.

            (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

            (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and the Subsidiary (as defined below), taken as a whole (a "Material Adverse Effect").

            (d) The Company's only subsidiary is Barrier Therapeutics, N.V., a company incorporated under the laws of Belgium (the "Subsidiary"). The Subsidiary is not a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X. The Subsidiary has been duly incorporated, is validly existing as a corporation under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material


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      Adverse Effect. All of the issued shares of capital stock of the
      Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims. There are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company or the Subsidiary, or obligations of the Company or the Subsidiary to issue, any shares of capital stock of the Subsidiary.

            (e) This Agreement has been duly authorized, executed and delivered by the Company.

            (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

            (g) The shares of Common Stock (including the Shares to be sold by the Selling Stockholders) outstanding prior to the issuance of the Shares to be issued and sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable. No person is entitled to preemptive or similar rights to acquire any securities of the Company. There are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, any shares of its Common Stock or any other class of shares of capital stock of the Company, except as set forth in the Prospectus.

            (h) The Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

            (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of (i) applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) any agreement or other instrument binding upon the Company that is material to the Company, or
      (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company except, with respect to clauses
      (i), (iii) and (iv), for any contraventions which would not, alone or in the aggregate, result in a Material Adverse Effect. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except (i) such as have been obtained or made under the Securities Act, (ii) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares or (iii) such as may be required by the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Shares.

            (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition,



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      financial or otherwise, or in the earnings, business or operations of the
      Company and the Subsidiary, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

            (k) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or the Subsidiary is a party or to which any of the properties of the Company or the Subsidiary is subject that are required to be described in the Registration Statement or the Prospectus pursuant to the Securities Act or the rules and regulations promulgated thereunder and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, in each case pursuant to the Securities Act or the rules and regulations promulgated thereunder, that are not described or filed as required.

            (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

            (m) The Company is not and, after giving effect to the offering and sale of the Shares to be issued and sold by the Company and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

            (n) The Company and the Subsidiary (i) are in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

            (o) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.



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            (p)   Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company. No person has any right to require the Company to include any securities of the Company with the Shares registered pursuant to the Registration Statement.

            (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and the Subsidiary, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, except, in each case, as described in the Prospectus and other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and the Subsidiary, except in each case as described in the Prospectus.

            (r) The Company and the Subsidiary do not own any real property. The Company and the Subsidiary have good and marketable title to all personal property owned by them which is material to the business of the Company and the Subsidiary, taken as a whole, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiary; and any real property and buildings held under lease by the Company and the Subsidiary are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiary, in each case except as described in the Prospectus.

            (s) The Company and the Subsidiary own or have valid, binding and enforceable licenses or other rights to use the patents and patent applications, inventions, copyrights, trademarks, service marks, trade names, service names, technology and know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights and excluding generally commercially available "off the shelf" software programs licensed pursuant to shrink wrap or "click and accept" licenses) necessary to conduct the business of the Company and the Subsidiary in the manner described in the Prospectus (collectively, the "COMPANY INTELLECTUAL PROPERTY") and the absence of which, individually or in the aggregate, would not have a Material Adverse Effect. Neither the Company nor the Subsidiary is obligated to pay a royalty, grant a license, or provide other consideration to any third party in connection with the Company Intellectual Property other than as disclosed in the Prospectus. Except as disclosed in the Prospectus or as would not have a Material Adverse Effect, (i) neither the Company nor the Subsidiary has received any notice of infringement or conflict with asserted rights of others with respect to any Company Intellectual Property,


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      (ii) the conduct of the business of the Company in the manner described in the Prospectus does not and will not, to the knowledge of the Company, infringe, interfere or conflict with any valid issued patent claim or other Intellectual Property right of any third party, or any claim of a patent application filed by any third party, which patent application has been published by the PTO (as defined below) or other similar foreign authority or is otherwise known to the Company, and (iii) no third party, including any academic or governmental organization, possesses or could obtain rights to the Company Intellectual Property which, if exercised, could enable such party to develop products competitive to those of the Company and the Subsidiary.

            (t) The Company and the Subsidiary have duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the "PTO") and applicable foreign and international patent authorities all patent applications owned by the Company or the Subsidiary (the "COMPANY PATENT APPLICATIONS"). To the knowledge of the Company, the Company and the Subsidiary have complied with the PTO's duty of candor and disclosure for the Company Patent Applications and have made no material misrepresentation in the Company Patent Applications; the Company and the Subsidiary are not aware of any facts material to a determination of patentability regarding the Company Patent Applications not called to the attention of the PTO; the Company and the Subsidiary are not aware of any facts not called to the attention of the PTO or similar foreign authority which would preclude the grant of a patent for the Company Patent Applications; and the Company and the Subsidiary have no knowledge of any facts which would preclude them from having clear title to the Company Patent Applications.

            (u) No material labor dispute with the employees of the Company or the Subsidiary exists, except as described in the Prospectus or, to the knowledge of the Company or the Subsidiary, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would have a Material Adverse Effect on the Company and the Subsidiary, taken as a whole.

            (v) The Company and the Subsidiary are insured by insurance in such amounts as the Company reasonably believes are adequate for the conduct of its business and the value of its properties and as are customary in the businesses in which they are engaged; neither the Company nor the Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the Company and the Subsidiary, taken as a whole, except as described in the Prospectus.

            (w) Except as described in the Prospectus, the Company and the Subsidiary possess all certificates, authorizations and permits issued by the



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      appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted, including without limitation all such certificates, authorizations and permits required by the United States Food and Drug Administration (the "FDA") or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, except where the failure to so possess such certificates, authorizations, and permits, singly or in the aggregate, would not result in a Material Adverse Effect. Except as described in the Prospectus, neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

            (x) The studies, tests and preclinical and clinical trials conducted by the Company or on behalf of the Company by third parties specifically engaged by the Company to conduct such studies and tests that are described in the Registration Statement and the Prospectus were and, if still pending, are being, conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards; the descriptions of the results of such studies, tests and trials contained in the Registration Statement and the Prospectus are accurate in all material respects; and the Company has not received any notices or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company which termination, suspension or material modification would reasonably be expected to have a Material Adverse Effect.

            (y) The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals; and the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations issued thereunder by the Commission.

            (z) The consolidated financial statements of the Company and the Subsidiary (in each case, together with the related notes thereto) included in the Registration Statement and the Prospectus present fairly the consolidated financial position and results of the operations of the respective companies as of the respective dates indicated and for the respective periods specified; and such consolidated financial statements (together with the related notes thereto) have been prepared in conformity with generally accepted accounting principles,



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      consistently applied throughout the periods involved except as otherwise stated therein. The selected financial data included in the Registration Statement and the Prospectus present fairly, on the basis stated in the Registration Statement and the Prospectus, the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial information included in the Registration Statement and the Prospectus.

            (aa) Each material contract, agreement and license to which the Company or the Subsidiary is bound is legal, valid, binding, enforceable, and in full force and effect against the Company or the Subsidiary, and to the knowledge of the Company and the Subsidiary, each other party thereto, except to the extent such enforceability is subject to (i) laws of general application relating to bankruptcy, insolvency, moratorium and the relief of debtors and (ii) the availability of specific performance, injunctive relief and other equitable remedies. Neither the Company or the Subsidiary nor, to the Company's and the Subsidiary's knowledge, any other party is in material breach or default with respect to any such contract, agreement and license, and, to the Company's and the Subsidiary's knowledge, no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under any such contract, agreement or license. No party has repudiated any material provision of any such contract, agreement or license.

            2. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders, severally as to itself only, represents and warrants to and agrees with each of the Underwriters that:

            (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

            (b) The Custody Agreement signed by such Selling Stockholder and the Company, as Custodian, relating to the custody of the Shares to be sold by such Selling Stockholder (the "CUSTODY AGREEMENT") and the Irrevocable Power of Attorney of such Selling Stockholder appointing certain individuals as such Selling Stockholder's attorney-in-fact to the extent set forth therein, relating to the transactions contemplated hereby (the "POWER OF ATTORNEY") have been duly authorized by such Selling Stockholder and, when executed and delivered by such Selling Stockholder, will constitute a valid and binding agreement of such Selling Stockholder enforceable against such Selling Stockholders in accordance with its terms except as enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (c) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney of such Selling Stockholder will not contravene any provision of (i) the certificate of incorporation or by-laws

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      or other constitutive documents of such Selling Stockholder, (ii) any applicable law or any agreement or other instrument binding upon such Selling Stockholder, except for any contraventions as would not individually or in the aggregate materially and adversely affect the consummation by such Selling Stockholder of the transactions contemplated by this Agreement or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, the Custody Agreement or the Power of Attorney of such Selling Stockholder, except such as may be required by the Securities Act, the securities or Blue Sky laws of the various states or the securities or similar laws of any foreign jurisdiction in connection with the offer and sale of the Shares.

            (d) Such Selling Stockholder has, and, on the Closing Date (as defined below), such Selling Stockholder will have, valid title to the Shares to be sold by such Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney of such Selling Stockholder and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder.

            (e) Delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and payment therefor by the Underwriters pursuant to this Agreement will pass valid title to such Shares free and clear of any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code to each Underwriter that has purchased such Shares without notice of an adverse claim.

            (f) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this paragraph 2(f) apply only to statements or omissions in the Registration Statement or the Prospectus based upon information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use therein.

            (g) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to,

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      cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Securities Act, such selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

            3. Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $_____ a share (the "PURCHASE PRICE") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

            On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 600,000 Additional Shares at the Purchase Price. You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice of each election to exercise the option not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an "OPTION CLOSING DATE"), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

            The Company hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The

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foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B)
the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof that is described in the Prospectus or of which the Underwriters have been advised in writing, (C) the grant of any stock option or stock purchase right pursuant to the Company's 2004 Stock Incentive Plan or 2004 Employee Stock Purchase Plan and the issuance by the Company of any shares of Common Stock upon the exercise of such stock option or stock purchase right, provided that, prior to the grant of any such stock option or stock purchase right, the Company shall cause the recipients of such grants to execute and deliver to Morgan Stanley "lock-up" agreements, each substantially in the form of Exhibit A hereto or (D) the issuance of any shares of Common Stock in connection with acquisition, licensing, collaboration or similar strategic arrangements, provided that, prior to the issuance of any such shares of Common Stock, the Company shall cause the recipients of such shares to execute and deliver to you "lock-up" agreements, each substantially in the form of Exhibit A hereto.

            Each Selling Stockholder hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the sale of the Shares hereunder, (B) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the public offering of the Shares contemplated hereunder or (C) the exercise of options to purchase shares of Common Stock; provided, that, the shares of Common Stock acquired upon exercise of such options remain subject to the provisions of this paragraph. Furthermore, the provisions of this paragraph shall not apply to
(1) bona fide gifts of securities, (2) transfers of securities to "affiliates" of the transferor if the transfers do not involve a public distribution or public offering or (3) transfers of participation interests in the Company's securities held by a Selling Stockholder to affiliates of such Selling Stockholder; provided, that: (i) the recipient of any gift described in clause
(1) or the transferee of any transfer in clause (2) or (3) agrees in writing as a condition precedent to such transfer to execute and deliver to you "lock-up" agreements, each substantially in the form of Exhibit A hereto; and (ii) in the case of any gift or transfer described in clause (1), (2) or (3), no filing by such Selling Stockholder or any other party to such gift or transfer under
Section 16(a) of the Exchange Act shall be required or shall be made voluntarily in connection with such gift or transfer (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above).

            In addition, each Selling Stockholder agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. Each Selling Stockholder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of such Selling Stockholder's shares of Common Stock except in compliance with the foregoing restrictions.

            The Company and each Selling Stockholder further agree that, notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period described in the three preceding paragraphs, the Company issues an earnings release, or (2) prior to the expiration of such 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day restricted period, then the restrictions set forth in the three preceding paragraphs shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release.

            4. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at $_____ a share (the "PUBLIC OFFERING PRICE") and to certain dealers selected by you at a price that represents a concession not in excess of $0.___ a share under the Public Offering Price.

            5. Payment and Delivery. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on February ___, 2005, or at such other time on the same or such other date, not later than February ___, 2005, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

            Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than _____________, 2005, as shall be designated in writing by you.

            Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several

Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

            6. Conditions to the Underwriters' Obligations. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 3:00 p.m. (New York City time) on the date hereof.

            The several obligations of the Underwriters are subject to the following further conditions:

            (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                  (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                  (ii) there shall not have occurred any change, or any
            development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and the Subsidiary, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

            (b)   The Underwriters shall have received on the Closing Date:

                  (i) a certificate of the Company, dated the Closing Date and signed by an executive officer on behalf of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date (the officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened); and

                  (ii) a certificate of each Selling Stockholder, dated the
            Closing Date, to the effect that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as of the Closing Date and that such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

            (c) The Underwriters shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

                  (i) The Company has been duly incorporated and is a
            corporation validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                  (ii) The Company is duly qualified and is in good standing as a foreign corporation authorized to do business as a foreign corporation in the State of New Jersey;

                  (iii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

                  (iv) The Shares to be issued and sold by the Company have been duly authorized by the Company and, when issued and sold by the Company, and delivered by the Company to, and paid for by, the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable. The issuance of such Shares is free of statutory and, to such counsel's knowledge, contractual preemptive rights;

                  (v) The Company has authorized and issued capital stock as set forth in the Registration Statement and the Prospectus, and the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable;

                  (vi) All of the issued and outstanding shares of capital stock of the Subsidiary are, to such counsel's knowledge, owned of record by the Company;

                  (vii) The statements set forth under the caption "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the certificate of incorporation and by-laws of the Company, provide a fair summary of such provisions in all material respects;

                  (viii) No consent, authorization, approval or order of or
            filing or qualification with any federal or state governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Company in connection with the issuance and sale of the Shares, and the consummation by the Company of the transactions contemplated by the Underwriting Agreement, other than such as have previously been obtained, including, without limitation, registration of the Shares under the Securities Act and of the Common Stock under the Exchange Act; provided, however, that such counsel expresses no opinion as to (a) state -------- ------- securities or blue sky laws or foreign securities laws of the various jurisdictions in which the Shares are being offered by the underwriters thereof, and (b) the approval by the National Association of Securities Dealers, Inc. of the terms and conditions of the Underwriting Agreement;

                  (ix) The execution, delivery and performance of the
            Underwriting Agreement by the Company, and the consummation by the Company of the transactions contemplated thereby, do not and will not result in any breach of, or constitute a default under (nor constitute any event that, with notice, lapse of time, or both, would result in any breach of or default under), or conflict with any provision of the certificate of incorporation or by-laws of the Company, or any provision of any agreement or instrument filed as an exhibit to the Registration Statement, the Delaware General Corporation Law, or any U.S. federal or New York state law, rule or regulation or, to such counsel's knowledge, any decree, judgment or order of any court;

                  (x) To such counsel's knowledge, there are no contracts,
            licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement, or to be summarized or described in the Prospectus, which have not been so filed, summarized, or described as required;

                  (xi) To such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or the Subsidiary is subject, or by which any of their respective properties are bound, before or by any federal or state governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement or the Prospectus, or any statutes or regulations that are required to be described in the Registration Statement or the Prospectus, and which are not so described as required;

                  (xii) The Company is not and, after giving effect to the
            offering and sale of the Shares, and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended;

                  (xiii) Such counsel has read the statements in the Prospectus under the captions "Risk Factors - Risks Related to Our Business - Risks Related to Intellectual Property - If we fail to comply with our obligations in the agreements under which we license development or commercialization rights to products or technology from third parties, we could lose license rights that are important to our business."; "Risk Factors - Risks Related to Our Business - Risks Related to Intellectual Property - Various aspects of our Johnson & Johnson license agreements may adversely affect our business."; "Risk Factors - Risks Related to Our Business - Risks Related to Regulatory Approval of Our Product Candidates - We may not receive regulatory approvals for our product candidates or approvals may be delayed, either of which could materially harm our business."; "Risk Factors - Risks Related to Our Business - Risks Related to Regulatory Approval of Our Product Candidates - We may not be able to obtain or maintain orphan drug exclusivity for our product candidates for the treatment of rare dermatological diseases, and our competitors may obtain orphan drug exclusivity prior to us, which could significantly harm our business."; "Risk Factors - Risks Related to Our Business - Risks Related to Regulatory Approval of Our Product Candidates - If we fail to comply with regulatory requirements, regulatory agencies may take action against us, which could significantly harm our business."; "Risk Factors - Risks Related to Our Industry - New federal legislation will increase the pressure to reduce the price of pharmaceutical products paid for by Medicare, which will adversely affect our revenues, if any."; "Risk Factors - Risks Related to Our Common Stock - Provisions in our certificate of incorporation and bylaws and under Delaware law may prevent or frustrate a change in control or a change in management that stockholders believe is desirable."; "Business - Product Development Pipeline - Later Stage Product Candidates - Hyphanox - Janssen Option"; "Business - Johnson & Johnson License Agreements"; "Business - Abbott Development and Supply Agreement"; "Business - Grupo Ferrer Distribution and License Agreement"; "Business - Patent Protection and Intellectual Property; Orphan Drug; Hatch-Waxman Act; Pediatric Treatment Exclusivity - Orphan Drug Designation"; "Business - Patent Protection and Intellectual Property; Orphan Drug; Hatch-Waxman Act; Pediatric Treatment Exclusivity - The Hatch-Waxman Act"; "Business - Patent Protection and Intellectual Property; Orphan Drug; Hatch-Waxman Act; Pediatric Treatment Exclusivity - Pediatric Treatment Exclusivity"; "Business - Government Regulation - United States Government Regulation"; "Business - Third Party Reimbursement and Pricing Controls"; "Description of Capital Stock" and "Underwriters" (only with respect to the description of the

            Underwriting Agreement) and Items 14 and Item 15 of Part II of the Registration Statement, and insofar as such statements constitute summaries of legal matters, contracts, agreements, documents or proceedings referred to therein, or refer to statements of law or legal conclusions, such statements are accurate in all material respects and fairly present the information purported to be shown;

                  (xiv) The Registration Statement, as of the Effective date, and the Prospectus, as of the date thereof (except for the financial statements, including the notes and schedules thereto, other financial and accounting data and information and statistical data derived from the financial statements included therein or omitted therefrom, as to which such counsel expresses no view) comply as to form in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; and

                  (xv) No fact has come to such counsel's attention that has led them to believe that the Registration Statement, as of the time it was declared effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of its date and at the date hereof, contained or contains any untrue statement of a material fact, or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any belief with respect to the financial statements, schedules, notes or other financial, statistical, and accounting data included in the Registration Statement or the Prospectus).

            (d) You shall have received on the Closing Date an opinion of counsel for each of the Selling Stockholders, in form and substance reasonable satisfactory to counsel to the Underwriters, dated the Closing Date, to the effect that:

                  (i) this Agreement has been duly authorized, executed and
            delivered by or on behalf of such Selling Stockholder;

                  (ii) the execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement and the Custody Agreement and Power of Attorney of such Selling Stockholder will not contravene any provision of applicable law, or the certificate of incorporation or by-laws or other constitutive documents of such Selling Stockholder (if such Selling Stockholder is a corporation or other entity), or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Stockholder, except such as have been obtained, as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares to be sold by such Selling Stockholder or as may be required by the National Association of Securities Dealers, Inc.;

                  (iii) such Selling Stockholder has the necessary authority under the Delaware General Corporation law or the Delaware Partnership Act and under its constitutional documents to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a security entitlement in respect of such Shares;

                  (iv) the Custody Agreement and the Power of Attorney of such
            Selling Stockholder have been duly authorized, executed and delivered by such Selling Stockholder and are valid and binding agreements of such Selling Stockholder; and

                  (v) delivery of the stock certificates representing the Shares to be sold by such Selling Stockholder, endorsed to the Underwriters and payment therefor pursuant to this Agreement will pass all of such Selling Stockholder's rights and interests in such Shares, free and clear of any adverse claims within the meaning of Section 8-102 of the New York Uniform Commercial Code, to each Underwriter who has purchased such Shares without notice of an adverse claim.

            (e) The Underwriters shall have received on the Closing Date an intellectual property opinion from Morgan, Lewis & Bockius LLP, special patent counsel to the Company, dated the Closing Date, to the effect that:

                  (i) the Company and the Subsidiary own, possess or have
            adequate rights to use the patents and patent applications, inventions, technology and know-how (the "Company Intellectual Property") reasonably necessary to develop, manufacture, market and sell Sebazole, Zimycan, Hyphanox, Liarozole and Rambazole in the manner described in the Registration Statement and the Prospectus, except to the extent that the failure to own or possess or have adequate rights to use such Company Intellectual Property would not, individually or in the aggregate, have a material adverse effect on the Company and the Subsidiary taken as a whole;

                  (ii) other than as set forth or contemplated in the
            Registration Statement and the Prospectus, neither the Company nor its Subsidiary has received any notice of infringement of, or conflict with, and such counsel has no knowledge of any such infringement of, or conflict with, asserted rights of a third party with respect to the Company Intellectual Property except as would not, individually or in the aggregate, have a material adverse effect on the Company and the Subsidiary taken as a whole;

                  (iii) other than as set forth or contemplated in the
            Registration Statement and the Prospectus or as would not have a material adverse effect on the Company and the Subsidiary taken as a whole, the conduct of the current and future business of the Company or the Subsidiary in the manner described in the Prospectus does not and will not infringe, interfere or conflict with any valid claim in an issued patent or other intellectual property right of any third party;

                  (iv) other than as set forth or contemplated in the
            Registration Statement and the Prospectus, no third party, including any academic or governmental organization, possesses or could obtain rights to the patents, patent applications or patent rights of the Company or the Subsidiary, which, if exercised would allow such third party to develop products competitive with those of the Company and the Subsidiary and would, individually or in the aggregate, have a material adverse effect on the Company and the Subsidiary taken as a whole;

                  (v) all information material to patentability has been
            disclosed, or will be disclosed in a timely manner to the U.S. Patent and Trademark Office or similar foreign authority during the prosecution of the Company's patents and patent applications and no misrepresentation was made to, or material fact withheld from, the U.S. Patent and Trademark Office or similar foreign authority during such prosecution;

                  (vi) the statements relating to legal matters, documents or proceedings included in the Prospectus under the captions "Risk Factors - Risks Related to Our Business - Risks Related to Intellectual Property - There are limitations on our patent rights relating to our product candidates that may affect our ability to exclude third parties from competing against us if we receive approval to market these product candidates"; "Risk Factors - Risks Related to Our Business - Risks Related to Intellectual Property - If we are unable to obtain and maintain patent protection for our intellectual property, our competitors could develop and market products similar or identical to ours, which may reduce demand for our product candidates"; "Risk Factors - Risks Related to Our Business - Risks Related to Intellectual Property - If we are unable to protect the confidentiality of our proprietary information and know-how, the value of our technology may be adversely affected"; "Risk Factors - Risks Related to Our Business - Risks Related to Intellectual Property - If the development of our product candidates infringes the intellectual property of our competitors or other third parties, we may be required to pay license fees or cease our development activities and pay damages, which could significantly harm our business"; "Business - Product Development Pipeline - Later Stage Product Candidates - Zimycan - Proprietary Rights"; Business - Product Development Pipeline - Later Stage Product Candidates - Sebazole - Proprietary Rights"; "Business - Product Development Pipeline - Later Stage Product Candidates - Hyphanox - Proprietary Rights"; "Business - Product Development Pipeline - Later Stage Product Candidates - Liarozole - Proprietary Rights"; "Business - Patents and Intellectual Property; Orphan Drug; Hatch-Waxman Act; Pediatric Treatment Exclusivity"; "Business - Trademarks"; fairly summarize in all material respects such matters, documents or proceedings; and

                  (vii) the Company's patents are valid and enforceable and are entitled to a statutory presumption of validity and of ownership by the assignee; there are no asserted or unasserted claims of any persons relating to the scope or ownership of any of the Company's patents; and there are no liens which have been filed against any of the Company's patents.

            (f) The Underwriters shall have received on the Closing Date an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 6(c)(iii), 6(c)(iv), 6(c)(xiii) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters"), 6(c)(xiv) and 6(c)(xv) above.

      With respect to Section 6(c)(xiv), Section 6(c)(xv) and Section 6(f) (with respect to the matters in Sections 6(c)(xiv) and 6(c)(xv) only) above, such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

      The opinions of Morgan, Lewis & Bockius LLP described in Sections 6(c) and
      (e) above and the opinions of counsel to the Selling Stockholders described in Section 6(d) above shall be rendered to the Underwriters at the request of the Company or the Selling Stockholders, as the case may be, and shall so state therein.

            (g) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

            (h) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and certain stockholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

            7. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

            (a) To furnish to you, without charge, four signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, as soon as practicable following the date of this Agreement and in no event later than 4 p.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

            (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

            (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law. The costs of complying with this Section 7(c) shall be borne by the Company with respect to any amendment of supplement required during the nine-month period after the date of this Agreement and by the Underwriters thereafter.

            (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

            (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending _____________, 2006 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

            (f) Except as otherwise provided herein, whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., including any counsel fees incurred on behalf of or disbursements by Morgan Stanley in its capacity as a "qualified independent underwriter," (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the NASDAQ National Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) document production charges and expenses associated with printing this Agreement, (x) all expenses incurred in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales of the Shares outside of the United States, (xi) the fees and disbursements of one counsel for the Selling Stockholders and (xii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, each Selling Stockholder agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including the fees, disbursements and expenses of such Selling Stockholder's counsel (other than the one counsel for the Selling Stockholders referred to above), but not including any of the expenses payable by the Company as set forth above. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution" and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

            8.    Indemnity and Contribution.

            (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, each Selling Stockholder, and each person, if any, who controls any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the directors, officers, employees and agents of each Selling Stockholder and such control person from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter or Selling Stockholder furnished to the Company in writing by such Underwriter through you or by such Selling Stockholder, respectively, expressly for use therein, provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, any person controlling such Underwriter, or any affiliate of such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof.

            (b) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto, provided, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, any person controlling such Underwriter, or any affiliate of such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof.

            (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the

1
      Registration Statement, the Selling Stockholders and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

            (d) The aggregate liability of each Selling Stockholder under the indemnity agreement contained in this Section 8 shall be limited in amount to the aggregate Public Offering Price of the Shares sold by such Selling Stockholder under this Agreement.

            (e) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a), 8(b) or 8(c), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (x) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (y) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, or (z) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such control persons of any Selling Stockholders, such firm shall be designated in writing by a majority in interest of the Selling Stockholders. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement (other than reimbursement for fees and expenses that the indemnifying party is contesting in good faith). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (f) To the extent the indemnification provided for in Section 8(a), 8(b) or 8(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(f)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(f)(i) above but also the relative fault of the Sellers on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand (and the relative fault of the Sellers as among themselves) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The liability of each Selling Stockholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the Public Offering Price of the Shares sold by such Selling Stockholder under this Agreement.

            (g) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in
      Section 8(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
      Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
      Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
      Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            (h)   The indemnity and contribution provisions contained in this
      Section 8 and the representations, warranties and other statements of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

            9. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company and the Selling Stockholders, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

      10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

      If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case either you or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to
(i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such

Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

      11. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

      13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                          Very truly yours,

                                          BARRIER THERAPEUTICS, INC.

                                          By: __________________________________
                                              Name:
                                              Title:

                                          The SELLING STOCKHOLDERS named in
                                            Schedule II hereto

                                          By: __________________________________
                                              Name:
                                              As Attorney-in-Fact

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Pacific Growth Equities, LLC
J.P. Morgan Securities Inc.
Acting severally on behalf
  of themselves and the
  several Underwriters named
  in Schedule I hereto.

By: Morgan Stanley & Co. Incorporated

    By: _____________________________________
        Name:
        Title:

                                                                      SCHEDULE I

                                                               Number of
                                                              Firm Shares
              Underwriter                                   To Be Purchased
              -----------                                   ---------------
Morgan Stanley & Co. Incorporated.......................
Pacific Growth Equities, LLC............................
J.P. Morgan Securities Inc..............................
                                                               ---------
                            Total ......................       4,000,000
                                                               =========

                                                                     SCHEDULE II

                              Selling Stockholders

                                             Number of Firm
Selling Stockholder                        Shares to Be Sold
-------------------                        -----------------
Total..................................         ---------
                                                2,000,000
                                                =========

                                                                       Exhibit A

                            [FORM OF LOCK-UP LETTER]

Morgan Stanley & Co. Incorporated
Pacific Growth Equities, LLC
J.P. Morgan Securities Inc.
c/o Morgan Stanley & Co. Incorporated
   1585 Broadway
   New York, New York 10036

Dear Sirs and Mesdames:

      The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") proposes to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Barrier Therapeutics, Inc., a Delaware corporation (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") by the several underwriters, including Morgan Stanley (the "UNDERWRITERS"), of shares (the "SHARES") of the Common Stock, $0.0001 par value per share, of the Company (the "COMMON STOCK").

      To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement, (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering or (c) the exercise of options to purchase shares of Common Stock; provided, that, the shares of Common Stock acquired upon exercise of such options remain subject to this Lock-up Agreement.

      Furthermore, this Lock-Up Agreement shall not apply to (1) bona fide gifts of securities, (2) transfers of securities to "affiliates" of the transferor if the transfers do not involve a public distribution or public offering or (3) transfers of participation interests in the Company's securities held by the undersigned to affiliates of the undersigned; provided, that: (i) the recipient of any gift described in clause (1) or the transferee of any transfer in clause
(2) or (3) agrees in writing as a condition precedent to such transfer to be bound by the terms hereof; and (ii) in the case of any gift or transfer described in clause (1), (2) or (3), no filing by the undersigned or any other party to such gift or transfer under Section 16(a) of the Securities Exchange Act of 1934, as amended, shall be required or shall be made voluntarily in connection with such gift or transfer (other than a filing on a Form 5 made after the expiration of the 90 day period referred to above). The term "affiliate" shall have the meaning given such term in Rule 144(a) under the Securities Act of 1933, as amended.

      In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's share of Common Stock except in compliance with the foregoing restrictions.

      Notwithstanding the foregoing, if:

      (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release; or

      (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period,

the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release.

      The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

      Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters. This Lock-Up Agreement shall automatically terminate upon the earliest to occur, if any, of: (a) if the Underwriting Agreement is not executed prior to April 30, 2005; (b) either Morgan Stanley, on the one hand, or the Company, on the other hand, advising the other in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering; or (c) termination of the Underwriting Agreement before the sale of any shares to the Underwriters.

                                          Very truly yours,

                                          ______________________________________
                                          (Name)

                                          ______________________________________
                                          (Address)